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                                                                  Exhibit 99.(e)

                             DISTRIBUTION AGREEMENT

     AGREEMENT made as of the 19/th/ day of August, 2002, by and between each entity listed on Appendix A (each a "Fund" and collectively, with each series thereof, the "Funds"), each with its principal office and place of business at One South Street, Baltimore, MD 21202 and Scudder Distributors, Inc., a Delaware corporation with its principal office and place of business at 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor").

     WHEREAS, the Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, or are series of an open-end management investment company and may issue its shares (the "Shares") in separate series and classes and continuously offer for sale their Shares to the public; and

     WHEREAS, the Distributor is registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), as a broker-dealer and is engaged in the business of selling Shares of registered investment companies either directly to purchasers or through other securities dealers;

     WHEREAS, each Fund offers Shares of one or more classes (each such class together with all other classes established in Appendix A, and made subject to this Agreement in accordance with Section 16 hereof, being herein referred to as a "Class," and collectively as the "Classes");

     WHEREAS, each Fund desires that the Distributor offer the Shares of each Class thereof to the public and the Distributor is willing to provide those services on the terms and conditions set forth in this Agreement in order to promote the growth of the Funds and facilitate the distribution of the Shares;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Funds and the Distributor hereby agree as follows:

     SECTION 1. DELIVERY OF DOCUMENTS AND APPOINTMENT

     (a) Each Fund has delivered to the Distributor properly certified or authenticated copies of its Articles of Incorporation or Declaration of Trust, as the case may be, and Bylaws (collectively, as amended from time to time, "Organizational Documents"), each Fund's Notification of Registration filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act, each Fund's Registration Statement and all amendments thereto filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement") and its current Prospectuses and Statements of Additional Information (collectively, as currently in effect and as amended or supplemented, the "Prospectus") and shall promptly furnish the Distributor with all amendments of or supplements to the foregoing, each properly certified or authenticated. In addition, each Fund shall furnish the Distributor with properly certified or authenticated copies of all documents, notices and reports filed with the SEC.

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     (b)      Each Fund has delivered to the Distributor certified copies of the resolutions of the Board of Directors/Trustees (the "Board") authorizing the appointment of the Distributor as distributor and approving this Agreement.

     (c) Each Fund hereby appoints the Distributor as its principal underwriter and distributor to sell its Shares to the public and hereby agrees during the term of this Agreement to sell its Shares to the Distributor upon the terms and conditions herein set forth.

     SECTION 2.  EXCLUSIVE NATURE OF DUTIES

     The Distributor shall be the exclusive representative of each Fund to act as principal underwriter and distributor except that the rights given under this Agreement to the Distributor shall not apply to Shares issued in connection with the merger, consolidation or reorganization of any other investment company with a Fund; a Fund's acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company; or the reinvestment in Shares by a Fund's shareholders of dividends or other distributions or any other offering by a Fund of securities to its shareholders.

     SECTION 3. PURCHASE OF SHARES; OFFERING OF SHARES

     (a) The Distributor shall have the right to buy from the Funds the Shares needed to fill unconditional orders for unsold Shares of the Funds as shall then be effectively registered under the Securities Act placed with the Distributor by investors or securities dealers or depository institutions or other financial intermediaries acting as agent for their customers or on their own behalf. Alternatively, the Distributor may act as each Fund's agent, to offer, and to solicit offers to subscribe to, unsold Shares of the Funds as shall then be effectively registered under the Securities Act. The Distributor will promptly forward all orders and subscriptions for Shares of the Funds. The price which the Distributor shall pay for Shares purchased by it from the Funds shall be the net asset value, determined as set forth in Section 3(c) hereof, used in determining the public offering price on which the orders are based. The price at which the Distributor shall offer and sell Shares to investors shall be the public offering price, as set forth in Section 3(b) hereof. The Distributor may sell Shares to securities dealers, depository institutions or other financial intermediaries acting as agent for their customers that have entered into agreements with the Distributor pursuant to Section 11 hereof or acting on their own behalf. Each Fund reserves the right to sell its Shares directly to investors through subscriptions received by the Fund, but no such direct sales shall affect the sales charges due to the Distributor hereunder.

     (b) The public offering price of the Shares of each Fund, i.e., the price per Share at which the Distributor or selected dealers or selected agents (each as defined in Section 11 hereof) may sell Shares to the public or to those persons eligible to invest in Shares as described in each Fund's Prospectus, shall be the public offering price determined in accordance with the then currently effective Prospectus of each Fund or Class thereof under the Securities Act, relating to such Shares, but not to exceed the net asset value at which the Distributor, when acting as principal, is to purchase such Shares, plus, in the case of Shares for which an initial sales charge

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is assessed, an initial charge equal to a specified percentage or percentages of the public offering price of the Shares as set forth in the current Prospectus relating to the Shares. In the case of Shares for which an initial sales charge may be assessed, Shares may be sold to certain classes of persons at reduced sales charges or without any sales charge as from time to time set forth in the current Prospectus relating to the Shares. Each Fund will advise the Distributor of the net asset value per Share at each time as the net asset value per Share shall have been determined by each Fund.

     (c) The net asset value per Share of each Class thereof shall be determined by each respective Fund, or an agent of that Fund, as of the close of the New York Stock Exchange or such other time as set forth in the applicable Prospectus on the Fund business day in accordance with the method set forth in the Prospectus and guidelines established by the Board.

     (d) Each Fund reserves the right to suspend the offering of Shares of any Class at any time in the absolute discretion of the Board, and upon notice of such suspension the Distributor shall cease to offer Shares of that Fund or Classes thereof specified in the notice.

     (e) Each Fund, or any agent of the Funds designated in writing to the Distributor by the Funds, shall be promptly advised by the Distributor of all purchase orders for Shares received by the Distributor and all subscriptions for Shares obtained by the Distributor as agent shall be directed to the Funds for acceptance and shall not be binding until accepted by the Funds. Any order or subscription may be rejected by a Fund; provided, however, that each Fund will not arbitrarily or without reasonable cause refuse to accept or confirm orders or subscriptions for the purchase of Shares. Each Fund (or its agent) will confirm orders and subscriptions upon their receipt, will make appropriate book entries and, upon receipt by a Fund (or its agent) of payment thereof, will issue such Shares in certificated or uncertificated form pursuant to the instructions of the Distributor. The Distributor agrees to cause such payment and such instructions to be delivered promptly to each Fund (or its agent).

     SECTION 4. REPURCHASE OR REDEMPTION OF SHARES

     (a) Any of the outstanding Shares of the Funds may be tendered for redemption at any time, and each Fund agrees to redeem or repurchase the Shares so tendered in accordance with its obligations as set forth in each Fund's Organizational Documents and the Prospectus relating to the Shares. The price to be paid to redeem or repurchase the Shares of a Fund shall be equal to the net asset value calculated in accordance with the provisions of Section 3(c) hereof less, in the case of Shares for which a deferred sales charge is assessed, a deferred sales charge equal to a specified percentage or percentages of the net asset value of those Shares as from time to time set forth in the Prospectus relating to those Shares or their cost, whichever is less. Shares for which a deferred sales charge may be assessed and that have been outstanding for a specified period of time may be redeemed without payment of a deferred sales charge as from time to time set forth in the Prospectus relating to those Shares.

     (b) Each Fund or its designated agent shall pay (i) the total amount of the redemption price consisting of the redemption price less any applicable deferred sales charge to the redeeming shareholder or its agent and (ii) except as may be otherwise required by the Conduct

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Rules (the "Rules") of the National Association of Securities Dealers, Inc. (the
"NASD") and any interpretations thereof, any applicable deferred sales charges to the Distributor in accordance with the Distributor's instructions on or before the third business day subsequent to each calendar month-end.

     (c) Redemption of Shares or payment therefor may be suspended at times when the New York Stock Exchange is closed for any reason other than its customary weekend or holiday closings, when trading thereon is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by that Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or during any other period when the SEC so permits.

     SECTION 5. DUTIES AND REPRESENTATIONS OF THE DISTRIBUTOR

     (a) The Distributor shall use reasonable efforts to sell Shares of each Fund upon the terms and conditions contained herein and in the then current Prospectus. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor to each Fund hereunder are not to be deemed exclusive, and nothing herein contained shall prevent the Distributor from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

     (b) In selling Shares of the Funds, the Distributor shall use its best efforts in all material respects duly to comply with the requirements of all federal and state laws relating to the sale of the Shares. None of the Distributor, any selected dealer, any selected agent or any other person is authorized by the Funds to give any information or to make any representations other than as is contained in the Funds' Prospectuses or any advertising materials or sales literature specifically approved in writing by the Funds or their agents.

     (c) The Distributor shall adopt and follow procedures for the confirmation of sales to investors and selected dealers or selected agents, the collection of amounts payable by investors and selected dealers or selected agents on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the NASD and any other applicable self-regulatory organization.

     (d) The Distributor will perform its duties hereunder under the supervision of and in accordance with the directives of the Board. The Distributor will perform its duties hereunder in accordance with each Fund's Organizational Documents and Prospectuses and with the instructions and directions of the Board and will conform to and comply with the requirements of the 1940 Act, the Securities Act and other applicable laws.

     (e) The Distributor shall provide the Board with a written report of the amounts expended in connection with this Agreement as requested by the Board.

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     (f)      The Distributor shall be responsible for reviewing and making such filings, as required, of advertisements and sales literature relating to the Funds that have been furnished to the Distributor.

     (g)      The Distributor represents and warrants to each Fund that:

     (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and it is duly qualified to carry on its business in the State of Delaware;

     (ii) It is empowered under applicable laws and by its Articles of Incorporation to enter into and perform this Agreement;

     (iii) All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

     (iv) It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement;

     (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Distributor, enforceable against the Distributor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

     (vi) It is registered under the 1934 Act with the SEC as a broker-dealer, it is a member in good standing of the NASD, it will abide by the rules and regulations of the NASD, and it will notify the Funds if its membership in the NASD is terminated or suspended; and

     (vii) The performance by the Distributor of its obligations hereunder does not and will not contravene any provision of its Articles of Incorporation.

     (h) Notwithstanding anything in this Agreement, including the Appendices, to the contrary, the Distributor makes no warranty or representation as to the number of selected dealers or selected agents with which it has entered into agreements in accordance with Section 11 hereof, as to the availability of any Shares to be sold through any selected dealer, selected agent or other intermediary or as to any other matter not specifically set forth herein.

     SECTION 6. DUTIES AND REPRESENTATIONS OF THE FUND

     (a) Each Fund shall furnish to the Distributor copies of all financial statements and other documents to be delivered to shareholders or investors at least two Fund business days prior to such delivery and shall furnish the Distributor copies of all other financial statements, documents and other papers or information which the Distributor may reasonably request for use in connection with the distribution of Shares. Each Fund shall make available to the Distributor the number of copies of its Prospectuses as the Distributor shall reasonably request.

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     (b)      Each Fund shall take, from time to time, subject to the approval of the Board and any required approval of its shareholders, all action necessary to fix the number of authorized Shares (if such number is not limited) and to register the Shares under the Securities Act, to the end that there will be available for sale the number of Shares as reasonably may be expected to be sold pursuant to this Agreement.

     (c) Each Fund shall register or qualify its Shares for sale under the securities laws of the various states of the United States and other jurisdictions ("States") as each Fund, in its sole discretion shall determine. Any registration or qualification may be withheld, terminated or withdrawn by a Fund at any time in its discretion. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Funds in connection with such registration or qualification.

     (d)      Each Fund represents and warrants to the Distributor that:

     (i) It is a corporation or business trust duly organized and existing and in good standing under the laws of where its Organizational Documents are filed;

     (ii) It is empowered under applicable laws and by its Organizational Documents to enter into and perform this Agreement;

     (iii) All proceedings required by the Organizational Documents have been taken to authorize it to enter into and perform its duties under this Agreement;

     (iv) It is registered as an open-end management investment company with the SEC under the 1940 Act;

     (v) All Shares, when issued, shall be validly issued, fully paid and non-assessable;

     (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of each Fund, enforceable against each Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

     (vii) The performance by each Fund of its obligations hereunder does not and will not contravene any provision of its Organizational Documents.

     (viii) Each Fund's Registration Statement is currently effective and will remain effective with respect to all Shares of its series and Classes (as applicable) thereof being offered for sale;

     (ix) Each Fund will use its best efforts to ensure that its Registration Statement and Prospectuses have been or will be, as the case may be, carefully prepared in conformity with the requirements of the Securities Act and the rules and regulations thereunder;

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     (x)      Each Fund will use its best efforts to ensure that (A) its
     Registration Statement and Prospectuses contain or will contain all statements required to be stated therein in accordance with the Securities Act and the rules and regulations thereunder, (B) all statements of fact contained or to be contained in the Registration Statement or Prospectuses are or will be true and correct at the time indicated or on the effective date as the case may be and (C) neither the Registration Statement nor any Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares;

     (xi) Each Fund will from time to time file such amendment or amendments to its Registration Statement and Prospectuses as, in the light of then-current and then-prospective developments, shall, in the opinion of its counsel, be necessary in order to have the Registration Statement and Prospectuses at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of Shares ("Required Amendments");

     (xii) Each Fund shall not file any amendment to its Registration Statement or Prospectuses without giving the Distributor reasonable advance notice thereof (which shall be at least three Fund business days); provided, however, that nothing contained in this Agreement shall in any way limit a Fund's right to file at any time such amendments to its Registration Statement or Prospectuses, of whatever character, as the Funds may deem advisable, such right being in all respects absolute and unconditional; and

     (xiii) Each Fund will use its best efforts to ensure that (A) any amendment to its Registration Statement or Prospectuses hereafter filed will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1940 Act and the rules and regulations thereunder, (B) all statements of fact contained in the Registration Statement or Prospectuses will, when it becomes effective, be true and correct at the time indicated or on the effective date as the case may be and (C) no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares.

     SECTION 7. STANDARD OF CARE

     (a) The Distributor shall use its best judgment and efforts in rendering services to the Funds under this Agreement but shall be under no duty to take any action except as specifically set forth herein or as may be specifically agreed to by the Distributor in writing. The Distributor shall not be liable to the Funds or any of the Funds' shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Distributor's duties or obligations under this Agreement or by reason of the Distributor's reckless disregard of its duties and obligations under this Agreement.

     (b) The Distributor shall not be liable to the Funds for any action taken or failure to act in good faith reliance upon:

     (i) the advice of a Fund or of counsel, who may be counsel to the Funds or counsel to the Distributor;

     (ii) any oral instruction which the Distributor receives and which it reasonably believes in good faith was transmitted by the person or persons authorized by the Board to give such oral instruction (the Distributor shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction);

     (iii) any written instruction or certified copy of any resolution of the Board, and the Distributor may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Distributor to have been validly executed; or

     (iv) any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed in good faith by the Distributor to be genuine and to have been signed or presented by a Fund or other proper party or parties;

and the Distributor shall not be under any duty or obligation to inquire into the validity or invalidity or authority or lack thereof of any statement, oral or written instruction, resolution, signature, request, letter of transmittal, certificate, opinion of counsel, instrument, report, notice, consent, order, or any other document or instrument which the Distributor reasonably believes in good faith to be genuine.

     (c) The Distributor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Distributor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. In addition, to the extent the Distributor's obligations hereunder are to oversee or monitor the activities of third parties, the Distributor shall not be liable for any failure or delay in the performance of the Distributor's duties caused, directly or indirectly, by the failure or delay of such third parties in performing their respective duties or cooperating reasonably and in a timely manner with the Distributor.

     SECTION 8. INDEMNIFICATION

     (a) The Funds will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, under the securities laws of the various States or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in each Fund's Registration Statement or Prospectuses, arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, or arising out of or based upon any filing made with the regulatory authorities of any State unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to a Fund in connection with the preparation of the Registration Statement, exhibits to the Registration Statement or filings made with the regulatory authorities of any State by or on behalf of the Distributor ("Distributor Claims").

     After receipt of the Distributor's notice of termination under Section 13(e) of this Agreement, each Fund shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to each Fund's Registration Statement and for which the Funds have not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to a Fund by or on behalf of the Distributor.

     (b) The Funds may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Funds and approved by the Distributor, which approval shall not be withheld unreasonably. Each Fund shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If a Fund assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If a Fund does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by a Fund or has been advised that it may have available defenses or claims that are not available to or conflict with those available to a Fund, that Fund will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Funds, which consent shall not be unreasonably withheld or delayed.

     (c) The Distributor will indemnify, defend and hold each Fund and its several officers and directors/trustees (collectively, the "Fund Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

     (i) any alleged untrue statement of a material fact contained in a Fund's Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

     (ii) any act of, or omission by, Distributor or its sales representatives that does not conform to the standard of care set forth in
     Section 7 of this Agreement (collectively, "Fund Claims").

     (d) The Distributor may assume the defense of any suit brought to enforce any Fund Claim and may retain counsel of good standing chosen by the Distributor and approved by the Funds, which approval shall not be withheld unreasonably. The Distributor shall advise a Fund that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if a Fund does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Fund Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Fund Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

     (e) The Funds' and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Funds or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Fund Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Fund Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

     (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Fund Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Fund Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

     (g) The Distributor agrees promptly to notify each Fund of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares. Each Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of its Shares.

     (h) Nothing contained herein shall require the Funds to take any action contrary to any provision of their Organizational Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Funds nor the Distributor may amend their Organizational Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement, except if required by any applicable statute or regulation, and then only after notice to the other party.

     (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Funds or the security holders of the Funds to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.

     SECTION 9. NOTIFICATION TO THE DISTRIBUTOR

     Each Fund shall advise the Distributor immediately: (i) of any request by the SEC for amendments to a Fund's Registration Statement or Prospectus or for additional information; (ii) in the event of the issuance by the SEC of any stop order suspending the effectiveness of a Fund's Registration Statement or any Prospectus or the initiation of any proceedings for that purpose; (iii) of the happening of any material event which makes untrue any statement made in a Fund's then current Registration Statement or Prospectus or which requires the making of a change in either thereof in order to make the statements therein not misleading; and (iv) of all action of the SEC with respect to any amendments to a Fund's Registration Statement or Prospectus which may from time to time be filed with the Commission under the 1940 Act or the Securities Act.

     SECTION 10. COMPENSATION; EXPENSES

     (a) In consideration of the Distributor's services in connection with the distribution of Shares of each Fund and each Class thereof, the Distributor shall receive: (i) any applicable sales charge assessed upon investors in connection with the purchase of Shares; (ii) from the Funds, any applicable contingent deferred sales charge ("CDSC") assessed upon investors in connection with the redemption of Shares; (iii) from the Funds, the distribution service fees with respect to the Shares of those Classes as designated in Appendix A for which a plan under Rule 12b-1 under the 1940 Act (a "Plan") is effective (the "Distribution Fee"); and (iv) from the Funds, the shareholder service fees with respect to the Shares of those Classes as designated in each Fund's prospectus (the "Service Fee"). The Distribution Fee and Service Fee shall be accrued daily by each applicable Fund or Class thereof and shall be paid monthly as promptly as possible after the last day of each calendar month but in any event on or before the fifth (5th) Fund business day after month-end, at the rate or in the amounts set forth in each Fund's prospectus and, as applicable, the Plan(s). Each Fund grants and transfers to the Distributor a general unperfected lien and security interest in any and all securities and other assets of each Fund now or hereafter maintained in an account at each Fund's custodian on behalf of each Fund to secure any Distribution Fees and Service Fees owed the Distributor by each Fund under this Agreement.

     (b) Each Fund shall cause its transfer agent (the "Transfer Agent") to withhold, from redemption proceeds payable to holders of Shares and the Classes thereof, all CDSCs properly payable by the shareholders in accordance with the terms of the applicable Prospectus and shall cause the Transfer Agent to pay such amounts over to the Distributor as promptly as possible after each month end.

     (c) Except as specified in Sections 8 and 10(a) of this Agreement, the Distributor shall be entitled to no compensation or reimbursement of expenses for the services provided by the Distributor pursuant to this Agreement. The Distributor may receive compensation from the Funds' investment advisors, other service providers or their respective affiliates (collectively, the "Advisor") for its services hereunder or for additional services all as may be agreed to between the Advisor and the Distributor. Notwithstanding anything in this Agreement to the contrary, to the extent the Distributor receives compensation from the Advisor that is disclosed to the Board, each Fund will indemnify, defend and hold each Distributor Indemnitees free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) related in any way to such payment.

     (d) Each Fund shall be responsible and assume the obligation for payment of all its expenses, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of the Registration Statement and Prospectuses (including but not limited to the expense of setting in type the Registration Statement and Prospectuses and printing sufficient quantities for internal compliance, regulatory purposes and for distribution to current shareholders).

     (e) Each Fund shall bear the cost and expenses (i) of the registration of its Shares for sale under the Securities Act; (ii) of the registration or qualification of its Shares for sale under the securities laws of the various States; (iii) if necessary or advisable in connection therewith, of qualifying a Fund, or the Classes thereof (but not the Distributor) as an issuer or as a broker or dealer, in such States as shall be selected by a Fund; and (iv) payable to each State for continuing registration or qualification therein until a Fund decides to discontinue registration or qualification. The Distributor shall pay all expenses relating to the Distributor's broker-dealer qualification.

     SECTION 11. SELECTED DEALER AND SELECTED AGENT AGREEMENTS

     (a) The Distributor shall have the right to enter into sub-distribution agreements with securities dealers of its choice ("selected dealers") and with depository institutions and other financial intermediaries of its choice ("selected agents") for the sale of Shares and to fix therein the portion of the sales charge, if any, that may be allocated to the selected dealers or selected agents; provided, that all such agreements shall be in substantially the form of agreement as set forth in Appendix B hereto or such other form as approved by the Funds. Shares of Classes of the Funds shall be resold by selected dealers or selected agents only at the public offering price(s) set forth in the Prospectus relating to the Shares. The Distributor shall offer and sell Shares of the Funds only to such selected dealers as are members in good standing of the NASD. The Distributor shall have the right to enter into shareholder servicing agreements with financial intermediaries of its choice; provided, that all such agreements shall be in a form as approved by the Funds.

     (b) The Distributor will supervise each Fund's relationship with selected dealers and agents and may make payments to those selected dealers and agents in such amounts as the Distributor may determine from time to time in its sole discretion. The amount of payments to selected dealers and agents by the Distributor may be reviewed by the Board from time to time; provided, however, that no payment by the Distributor to any selected dealer or agent with respect to a Share shall exceed the amount of payments made to the Distributor hereunder with respect to that Share.

     SECTION 12. CONFIDENTIALITY

     The Distributor agrees to treat all records and other information related to each Fund as proprietary information of that Fund and, on behalf of itself and its employees, to keep confidential all such information, except that the Distributor may:

     (i) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

     (ii) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

     (iii) release such other information as approved in writing by a Fund, which approval shall not be unreasonably withheld;

provided, however, that the Distributor may release any information regarding a Fund without the consent of that Fund if the Distributor reasonably believes that it may be exposed to civil or criminal legal proceedings for failure to comply, when requested to release any information by duly constituted authorities or when so requested by a Fund.

     SECTION 13. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Funds listed in Appendix A on August 19, 2002. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to each Fund.

     (b) This Agreement shall continue in effect with respect to each Fund for a period of one year from its effectiveness and thereafter shall continue in effect with respect to the Series until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of each Fund and (ii) by a vote of a majority of Directors of each Fund (I) who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Funds) and (II) with respect to each Class of each Fund for which there is an effective Plan, who do not have any direct or indirect financial interest in any such Plan applicable to the Class or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such approval.

     (c) This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund or, with respect to each Class for which there is an effective Plan, a majority of Directors of a Fund who do not have any direct or indirect financial interest in any such Plan or in any agreements related to the Plan, on 60 days' written notice to the Distributor or (ii) by the Distributor on 60 days' written notice to the Funds.

     (d) This Agreement shall automatically terminate upon its assignment and upon the termination of the Distributor's membership in the NASD.

     (e) If a Fund does not file a Required Amendment within fifteen days following receipt of a written request from the Distributor to do so, the Distributor may, at its option, terminate this Agreement immediately.

     (f) The obligations of Sections 5(e), 6(d), 8, 9 and 10 of this Agreement shall survive any termination of this Agreement with respect to each Fund or Class thereof.

     SECTION 14. NOTICES

     Any notice required or permitted to be given hereunder by the Distributor to a Fund or by a Fund to the Distributor shall be deemed sufficiently given if personally delivered or sent by telegram, facsimile or registered, certified or overnight mail, postage prepaid, addressed by the party giving such notice to the other party at the last address furnished by the other party to the party giving such notice, and unless and until changed pursuant to the foregoing provisions hereof each such notice shall be addressed to a Fund or the Distributor, as the case may be, at their respective principal places of business.

     SECTION 15. ACTIVITIES OF THE DISTRIBUTOR

     Except to the extent necessary to perform the Distributor's obligations hereunder, nothing herein shall be deemed to limit or restrict the Distributor's right, or the right of any of the Distributor's employees, agents, officers or directors who may also be a director, officer or employee of the Funds, or affiliated persons of the Funds to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

     SECTION 16. ADDITIONAL FUNDS AND CLASSES

     In the event that a Fund establishes one or more series of Shares or one or more Classes of Shares after the effectiveness of this Agreement, such series of Shares or Classes of Shares, as the case may be, shall become series and Classes under this Agreement upon approval of this Agreement by that Fund with respect to the series of Shares or Class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms. The Distributor may elect not to make any such series or Classes subject to this Agreement.

     SECTION 17. MISCELLANEOUS

     (a) The Distributor shall not be liable to the Funds and the Funds shall not be liable to the Distributor for consequential damages under any provision of this Agreement except that Distributor Claims, as that term is used in Section 8(a) of this Agreement, shall include consequential damages related to, arising out of or based upon any filing made with the regulatory authorities of any State.

     (b) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by the Distributor and the Funds.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the Distributor and the Funds and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) No affiliated person, employee, agent, officer or director of the Distributor shall be liable at law or in equity for the Distributor's obligations under this Agreement.

     (i) A Fund shall be liable to the Distributor only with respect to those series and Classes of the Fund and the Distributor shall look solely to the Fund to satisfy any liability of a series or Class thereof to the Distributor.

     (j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

     (k) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (l) The distributor is hereby expressly put on notice of the limitation of liability set forth in the Organizational Documents and hereby agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in any case to each Fund and their assets and the Distributor shall not seek satisfaction of any such obligation from the shareholders of the Funds, the directors, officers, employees or agents of the Funds or any of them.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                  On behalf of the entities listed in Appendix A


                                  By:
                                     -------------------------------------------
                                         Name: Bruce A. Rosenblum
                                         Title: Assistant Secretary

                                  SCUDDER DISTRIBUTORS, INC.


                                  By:
                                     -----------------------------------------
                                         Name: Jon Baum
                                         Title: President

                             DISTRIBUTION AGREEMENT

                                   APPENDIX A

----------------------------------------------------------------------------------------------------------------------------------
NAME OF ENTITY                                                                                             LEGAL ENTITY
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund, Inc.                                                                      Maryland Corporation
  A,B and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Value Builder Fund, Inc.                                                                Maryland corporation
  A, B, C and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Equity Partners Fund, Inc.                                                              Maryland corporation
  A, B, C and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Communications Fund, Inc.                                                               Maryland corporation
  A, B, C and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Alex Brown Cash Reserve Fund, Inc., on behalf of:                                        Maryland corporation
  Prime Series, A, B, C, retail and Institutional Class shares;
  Treasury Series, retail and Institutional Class shares;
  Tax-Free Series, retail and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Funds, Inc., on behalf of:                                                          Maryland corporation
  Top 50 US Fund, A, B, C Class shares
  Japanese Equity Fund, A, B, C, S Class shares
  Global Biotechnology Fund, A, B, C Class shares
  Growth Opportunity Fund, A, B, C Class shares
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Portfolios Trust, on behalf of:                                                    New York business trust
  Top 50 US Portfolio
  Japanese Equity Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Morgan Grenfell Investment Trust, on behalf of:                                                       Delaware business trust
  Fixed Income Fund, A, B, C, Investment and Institutional Class shares
  Municipal Bond Fund, Investment and Institutional Class shares
  Short-Term Fixed Income Fund, Institutional Class shares
  Short-Term Municipal Bond Fund, Investment and Institutional Class shares
  High Income Plus Fund, A, B, C, Investment, Premier and Institutional Class shares
  International Select Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  European Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  Emerging Markets Equity Fund, Institutional Class shares
  Emerging Markets Debt Fund, Institutional Class shares
  Micro Cap Fund, A, B, C, Investment and Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------
BT Investment Funds, on behalf of:                                                                  Massachusetts business trust
  Cash Management Fund, Investment Class shares
  Tax-Free Money Fund, Investment Class shares
  New York Tax-Free Money Fund, Investment Class shares
  Treasury Money Fund, Investment Class shares
  International Equity Fund, A, B, C and Investment Class shares
  Mid Cap Fund, A, B, C, Investment and Institutional Class shares
  Lifecycle Long-Range Fund, Investment Class shares
  Lifecycle Mid-Range Fund, Investment Class shares
  Lifecycle Short-Range Fund, Investment Class shares
  Small Cap Fund, A, B, C and Investment Class shares
  PreservationPlus Income Fund
  Quantitative Equity Fund, Investment and Institutional Class shares
  Global Equity Fund, A, B, C Class shares
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BT Investment Portfolios, on behalf of:                                                             Massachusetts business trust
  Asset Management Portfolio II
  Asset Management Portfolio III
  Liquid Assets Portfolio
  EAFE Equity Index Portfolio
  US Bond Index Portfolio
  PreservationPlus Portfolio
  PreservationPlus Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                                                           Massachusetts business trust
----------------------------------------------------------------------------------------------------------------------------------
Treasury Money Portfolio                                                                              New York business trust
----------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                                                                      Massachusetts business trust
----------------------------------------------------------------------------------------------------------------------------------
Equity 500 Index Portfolio                                                                          Massachusetts business trust
----------------------------------------------------------------------------------------------------------------------------------
BT Advisor Funds, on behalf of:                                                                     Massachusetts business trust
  EAFE Equity Index, Premier Class shares
  US Bond Index, Premier Class shares
----------------------------------------------------------------------------------------------------------------------------------
BT Pyramid Funds, on behalf of:                                                                     Massachusetts business trust
  Money Market Fund, Investment Class shares
  Equity 500 Index Fund, Investment shares
  Asset Management Fund, Premier Class shares
  PreservationPlus Fund, Investment, Institutional and Institutional Service Class shares
----------------------------------------------------------------------------------------------------------------------------------
BT Institutional Funds, on behalf of:                                                               Massachusetts business trust
  Cash Management Fund, Institutional Class shares
  Cash Reserves Fund, Institutional Class shares
  Treasury Money Fund, Institutional Class shares
  International Equity Fund, Institutional Service Class I and Institutional Service
   Class II shares
  Equity 500 Index Fund, Premier shares
  Liquid Assets Fund, Institutional Class shares
  Treasury and Agency Fund, Institutional Class shares
  Daily Assets Fund, Institutional Class shares
----------------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                       AS AMENDED THROUGH NOVEMBER 1, 2002

--------------------------------------------------------------------------------------------------------------------------------
NAME OF ENTITY                                                                                            LEGAL ENTITY
--------------------------------------------------------------------------------------------------------------------------------
Flag Investors Value Builder Fund, Inc.                                                               Maryland corporation
  A, B, C and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------
Flag Investors Equity Partners Fund, Inc.                                                             Maryland corporation
  A, B, C and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------
Flag Investors Communications Fund, Inc.                                                              Maryland corporation
  A, B, C and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Alex Brown Cash Reserve Fund, Inc., on behalf of:                                       Maryland corporation
  Prime Series, A, B, C, retail and Institutional Class shares;
  Treasury Series, retail and Institutional Class shares;
  Tax-Free Series, retail and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Funds, Inc., on behalf of:                                                         Maryland corporation
  Top 50 US Fund, A, B, C Class shares
  Japanese Equity Fund, A, B, C, S Class shares
  Global Biotechnology Fund, A, B, C Class shares
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Portfolios Trust, on behalf of:                                                   New York business trust
  Top 50 US Portfolio
  Japanese Equity Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Morgan Grenfell Investment Trust, on behalf of:                                                      Delaware business trust
  Fixed Income Fund, A, B, C, Investment and Institutional Class shares
  Municipal Bond Fund, Investment and Institutional Class shares
  Short-Term Fixed Income Fund, Institutional Class shares
  Short-Term Municipal Bond Fund, Investment and Institutional Class shares
  High Income Plus Fund, A, B, C, Investment, Premier and Institutional Class shares
  International Select Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  European Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  Emerging Markets Debt Fund, Institutional Class shares
  Micro Cap Fund, A, B, C, Investment and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------
BT Investment Funds, on behalf of:                                                                 Massachusetts business trust
  Cash Management Fund, Investment Class shares
  Tax-Free Money Fund, Investment Class shares
  New York Tax-Free Money Fund, Investment Class shares
  Treasury Money Fund, Investment Class shares
  International Equity Fund, A, B, C and Investment Class shares
  Mid Cap Fund, A, B, C, Investment and Institutional Class shares
  Lifecycle Long-Range Fund, Investment Class shares
  Lifecycle Mid-Range Fund, Investment Class shares
  Lifecycle Short-Range Fund, Investment Class shares
  Small Cap Fund, A, B, C and Investment Class shares
  PreservationPlus Income Fund
  Quantitative Equity Fund, Investment and Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------

                                      -A1-

--------------------------------------------------------------------------------------------------------------------------------
BT Investment Portfolios, on behalf of:                                                            Massachusetts business trust
  Asset Management Portfolio II
  Asset Management Portfolio III
  Liquid Assets Portfolio
  EAFE Equity Index Portfolio
  US Bond Index Portfolio
  PreservationPlus Portfolio
  PreservationPlus Income Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                                                          Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------------
Treasury Money Portfolio                                                                             New York business trust
--------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                                                                     Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------------
Equity 500 Index Portfolio                                                                         Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------------
BT Advisor Funds, on behalf of:                                                                    Massachusetts business trust
  EAFE Equity Index, Premier Class shares
  US Bond Index, Premier Class shares
--------------------------------------------------------------------------------------------------------------------------------
BT Pyramid Funds, on behalf of:                                                                    Massachusetts business trust
  Money Market Fund, Investment Class shares
  Equity 500 Index Fund, Investment shares
  Asset Management Fund, Premier Class shares
  PreservationPlus Fund, Investment, Institutional and Institutional Service Class shares
--------------------------------------------------------------------------------------------------------------------------------
BT Institutional Funds, on behalf of:                                                              Massachusetts business trust
  Cash Management Fund, Institutional Class shares
  Cash Reserves Fund, Institutional Class shares
  Treasury Money Fund, Institutional Class shares
  International Equity Fund, Institutional Service Class I and Institutional Service
   Class II shares
  Equity 500 Index Fund, Premier shares
  Liquid Assets Fund, Institutional Class shares
  Treasury and Agency Fund, Institutional Class shares
  Daily Assets Fund, Institutional Class shares
--------------------------------------------------------------------------------------------------------------------------------

                                      -A2-

                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                       AS AMENDED THROUGH FEBRUARY 1, 2003

---------------------------------------------------------------------------------------------------------------------------------
NAME OF ENTITY                                                                                             LEGAL ENTITY
---------------------------------------------------------------------------------------------------------------------------------
Flag Investors Value Builder Fund, Inc.                                                                Maryland corporation
  A, B, C and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------
Flag Investors Equity Partners Fund, Inc.                                                              Maryland corporation
  A, B, C and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------
Flag Investors Communications Fund, Inc.                                                               Maryland corporation
  A, B, C and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Alex Brown Cash Reserve Fund, Inc., on behalf of:                                        Maryland corporation
  Prime Series, A, B, C, retail and Institutional Class shares;
  Treasury Series, retail and Institutional Class shares;
  Tax-Free Series, retail and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Funds, Inc., on behalf of:                                                          Maryland corporation
  Top 50 US Fund, A, B, C Class shares
  Japanese Equity Fund, A, B, C, S Class shares
  Global Biotechnology Fund, A, B, C Class shares
---------------------------------------------------------------------------------------------------------------------------------
Deutsche Investors Portfolios Trust, on behalf of:                                                    New York business trust
  Top 50 US Portfolio
  Japanese Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Morgan Grenfell Investment Trust, on behalf of:                                                       Delaware business trust
  Fixed Income Fund, A, B, C, Investment and Institutional Class shares
  Municipal Bond Fund, Investment and Institutional Class shares
  Short-Term Fixed Income Fund, A, B, C and Institutional Class shares
  Short-Term Municipal Bond Fund, A, B, C, and Investment and Institutional Class shares
  High Income Plus Fund, A, B, C, Investment, Premier and Institutional Class shares
  International Select Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  European Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
  Emerging Markets Debt Fund, Institutional Class shares
  Micro Cap Fund, A, B, C, Investment and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------
BT Investment Funds, on behalf of:                                                                 Massachusetts business trust
  Cash Management Fund, Investment Class shares
  Tax-Free Money Fund, Investment Class shares
  New York Tax-Free Money Fund, Investment Class shares
  Treasury Money Fund, Investment Class shares
  International Equity Fund, A, B, C and Investment Class shares
  Mid Cap Fund, A, B, C, Investment and Institutional Class shares
  Lifecycle Long-Range Fund, Investment Class shares
  Lifecycle Mid-Range Fund, Investment Class shares
  Lifecycle Short-Range Fund, Investment Class shares
  Small Cap Fund, A, B, C and Investment Class shares
  PreservationPlus Income Fund
  Quantitative Equity Fund, Investment and Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------

                                      -A3-

---------------------------------------------------------------------------------------------------------------------------------
BT Investment Portfolios, on behalf of:                                                            Massachusetts business trust
  Asset Management Portfolio II
  Asset Management Portfolio III
  Liquid Assets Portfolio
  EAFE Equity Index Portfolio
  US Bond Index Portfolio
  PreservationPlus Portfolio
  PreservationPlus Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                                                          Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------------
Treasury Money Portfolio                                                                              New York business trust
---------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                                                                     Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------------
Equity 500 Index Portfolio                                                                         Massachusetts business trust
---------------------------------------------------------------------------------------------------------------------------------
BT Advisor Funds, on behalf of:                                                                    Massachusetts business trust
  EAFE Equity Index, Premier Class shares
  US Bond Index, Premier Class shares
---------------------------------------------------------------------------------------------------------------------------------
BT Pyramid Funds, on behalf of:                                                                    Massachusetts business trust
  Money Market Fund, Investment Class shares
  Equity 500 Index Fund, Investment shares
  Asset Management Fund, Premier Class shares
  PreservationPlus Fund, Investment, Institutional and Institutional Service Class shares
---------------------------------------------------------------------------------------------------------------------------------
BT Institutional Funds, on behalf of:                                                              Massachusetts business trust
  Cash Management Fund, Institutional Class shares
  Cash Reserves Fund, Institutional Class shares
  Treasury Money Fund, Institutional Class shares
  International Equity Fund, Institutional Service Class I and Institutional Service
   Class II shares
  Equity 500 Index Fund, Premier shares
  Liquid Assets Fund, Institutional Class shares
  Treasury and Agency Fund, Institutional Class shares
  Daily Assets Fund, Institutional Class shares
---------------------------------------------------------------------------------------------------------------------------------

                                      -A4-

                             DISTRIBUTION AGREEMENT

                                   APPENDIX B
                        [FORM OF SELLING GROUP AGREEMENT]

                             SELLING GROUP AGREEMENT

SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza, Chicago, Illinois 60606

Dear Financial Services Firm:

     As principal underwriter and distributor, we invite you to join a Selling Group for the distribution of shares of the Scudder Funds (herein called "Funds"), but only in those states in which the shares of the Funds may legally be offered for sale. For purposes of this agreement, the Funds shall include Class A, Class B, Class C, Institutional Class, Premier Class and Investment Class Shares of the Scudder Funds and such additional classes as we may from time to time specify by supplement hereto. As exclusive agent of each of the Funds, we offer to sell to you shares of the Funds on the following terms:

     1. In all sales of these shares to the public you shall act as dealer for your own account, and in no transaction shall you have any authority to act as agent for the issuer, for us, or for any other member of the Selling Group.

     2. Orders to purchase shares of a Fund received from you will be accepted by us only at the public offering price applicable to each order, as established by the Prospectus of each Fund, subject to the discount, commission or other concession, if any, as provided in such Prospectus. Upon receipt from you of any order to purchase shares of a Fund, we shall send a confirmation to you. Additional instructions may be forwarded to you from time to time. All purchase orders are subject to acceptance or rejection by us in our sole discretion.

     3. You may offer and sell shares to your customers only at the public offering price determined in the manner described in the applicable Prospectus. The public offering price is the net asset value per share as provided in the applicable Prospectus plus, with respect to certain Funds, a sales charge from which you may receive a discount equal to a percentage of the applicable offering price as provided in the applicable Prospectus. You may receive a sales commission, with respect to certain Funds, equal to a percentage of the amount invested as provided in the applicable Prospectus. The discounts or other concessions to which you may be entitled in connection with sales to your customers pursuant to any special features of a Fund (such as combined purchases, cumulative discounts, letters of intent, etc.) shall be in accordance with the terms of such features, as described in the applicable Prospectus and related forms and it is your responsibility to inform us at the time an order to purchase shares is placed of the applicability of any such special features. You may receive distribution and/or administrative service fees, with respect to certain Funds, as provided in the applicable Prospectus, which fees shall be payable with respect to such assets, for such periods and at such intervals as are from

                                      -C1-
time to time specified by us. Our liability to you with respect to the payment of any distribution or administrative services fee is limited to the proceeds received by us from the Funds for your services, and you waive any right you may have to payment of any such fees until we are in receipt of the proceeds from the Funds that are attributable to your services.

     4.       By accepting this agreement, you agree:

              (a)   To purchase shares only from us or from your customers.

              (b) That you will purchase shares from us only to cover purchase orders already received from your customers, or for your own bona fide investment.

              (c) That you will not purchase shares from your customers at a price lower than the bid price then quoted by or for the Fund involved. You may, however, sell shares for the account of your customer to the Fund, or to us as agent for the Fund, at the bid price currently quoted by or for the Fund and charge your customer a fair commission for handling the transaction.

              (d) That you will not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding.

     5.       We will not accept from you any conditional orders for shares.

     6. If any shares confirmed to you under the terms of this agreement are repurchased by the issuing Fund or by us as agent for the Fund, or are tendered for repurchase, within seven business days after the date of our confirmation of the original purchase order, you shall forthwith refund to us the full discount, commission or other concession, if any, allowed or paid to you on such shares.

     7. Unless otherwise agreed upon by us, payment for shares ordered from us shall be by wire transfer of Fed funds and must be received by the appropriate Fund's shareholder service agent within three business days after our acceptance of your order (or such shorter time period as may be required by applicable regulations). If such payment is not received, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to sell the shares ordered back to the Fund, in which case we may hold you responsible for any loss, including loss of profit suffered by us as a result of your failure to make such payment. In the event that any orders by you are processed by us on an "as of" basis as an accommodation to you, you shall be responsible for any loss suffered by us or the applicable Fund.

     8. If you are planning to place orders via the NSCC's Fund/SERV or if you are planning to maintain records via the NSCC's NETWORKING, you must execute our Fund/SERV and/or Networking Agreements, as applicable. These agreements are available on request.

     9. All sales will be made subject to our receipt of shares from the Fund. We reserve the right, in our discretion, without notice, to suspend sales or withdraw the offering of shares

                                      -C2-
entirely. We reserve the right to modify the terms of or terminate this agreement, upon 15 days prior written notice to you. Also, the sales charges, discounts, commissions or other concessions and the distribution/administrative service fees provided for hereunder are subject to change at any time by the Funds or us. You may terminate this agreement upon 15 days prior written notice to us.

     10. All communications to us regarding this agreement should be sent to the address in the heading above. Any notice to you regarding this agreement shall be duly given if mailed to you at the address specified by you below.

     11. This agreement shall be construed in accordance with the laws of Illinois. This agreement is subject to the Prospectuses of the Funds from time to time in effect, and, in the event of a conflict, the terms of the Prospectuses shall control. References herein to the "Prospectus" of a Fund shall mean the prospectus and statement of additional information of such Fund as from time to time in effect. Any changes, modifications or additions reflected in any such Prospectus shall be effective on the date of such Prospectus (or supplement thereto) unless specified otherwise.

     12. This agreement is subject to the Additional Stipulations and Conditions on the reverse side hereof, all of which are a part of this agreement. In addition, any supplements attached hereto, or sent to you pursuant to paragraph 9 above, shall be a part of this agreement.

[ ] Collective Investment Trusts: Check box, if applicable. The attached supplement relates to the introduction by you to us of Qualified Participants who may from time to time purchase units of participation in collective investment trusts trusteed by Scudder Trust Company. The supplement is part of this agreement.

                                         SCUDDER DISTRIBUTORS, INC.


                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

We accept and agree to the terms and conditions of this agreement, including the Additional Stipulations and Conditions on the reverse side and, if applicable, any attached supplements.

Date:                                    Firm:
    ---------------------------               ----------------------------------

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                      -C3-

Firm CRD Number:                         Firm Home Office Address:
               ------------ ----------

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                      -C4-

                     ADDITIONAL STIPULATIONS AND CONDITIONS

     13. No person is authorized to make any representations concerning shares of any Fund except those contained in the Prospectus of such Fund or in printed information issued by the Fund or by us as information supplemental to such Prospectus. If you wish to use your own advertising or sales literature with respect to a Fund, all such materials must be approved by us prior to use. You shall be responsible for the content of and any required filing of such materials.

     14. Your acceptance of this agreement constitutes a representation that you are a registered security dealer and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that you agree to comply with all state and federal laws, rules and regulations applicable to transactions hereunder and to the Rules of Fair Practice of the NASD. You likewise agree that you will not offer to sell shares of any Fund in any state or other jurisdiction in which they may not lawfully be offered for sale.

     15.      You represent and warrant to us and the Funds:

              1. You have in place an anti-money laundering program ("AML program") that does now and will continue to comply with applicable laws and regulations, including the relevant provisions of the USA PATRIOT Act (Pub. L. No. 107-56 (2001)) and the regulations issued thereunder by the U.S. Treasury Department and the rules of the National Association of Securities Dealers, Inc. and the New York Stock Exchange, Inc., as applicable.

              2. You have in place - and have conducted due diligence pursuant to - policies, procedures and internal controls reasonably designed (a) to verify the identity of the customers that you introduce to the Funds or on whose behalf you purchase Fund shares, and (b) to identify those customers' sources of funds, and have no reason to believe that any of the invested funds were derived from illegal activities.

              3. You have, after undertaking reasonable inquiry, no information or knowledge that (a) any customers that you introduce to the Funds or on whose behalf you purchase Fund shares, or (b) any person or entity controlling, controlled by or under common control with such customers is an individual or entity or in a country or territory that is on an Office of Foreign Assets Control ("OFAC") list or similar list of sanctioned or prohibited persons maintained by a U.S. governmental or regulatory body.

     You further agree promptly to notify us should you become aware of any change in the above representations and warranties.

                                      -C5-

     In addition, we on our own behalf and on behalf of the Funds hereby provide notice to you that we and/or the Funds reserve the right to make inquires of and request additional information from you regarding your AML program.

     16. You shall make available an investment management account for your customers through the Funds and shall provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to your customers. Such services and assistance may include, but not be limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule, or regulation. You shall prepare such periodic reports for us as shall reasonably be requested by us. You shall immediately inform the Funds or us of all written complaints received by you from Fund shareholders relating to the maintenance of their accounts and shall promptly answer all such complaints and other similar correspondence. You shall provide the Funds and us on a timely basis with such information as may be required to complete various regulatory forms.

     You agree to indemnify and hold harmless the Funds, us and our respective affiliates, representatives and agents from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you, your officers, employees or agents regarding the purchase, redemption or transfer of registration of shares of the Funds for accounts of you, your customers and other shareholders or from any unauthorized or improper use of any on-line computer facilities. We agree to indemnify you and hold you harmless from and against any and all liabilities and losses resulting directly from any misstatement of a material fact in the Prospectus of a Fund or the omission of any material fact required to be stated in the Prospectus of a Fund or necessary to make the statements in the Prospectus not misleading. The foregoing indemnification provisions shall survive termination of this agreement.

     17. As a result of the necessity to compute the amount of any contingent deferred sales charge or redemption charge due with respect to the redemption of shares, you may not hold shares of a Fund imposing such a charge in an account registered in your name or in the name of your nominee for the benefit of certain of your customers except with our prior written consent and, in such event, you shall be responsible for computation, collection and payment to us of such charges. Except as otherwise permitted by us, shares of such a Fund owned by a shareholder must be in a separate identifiable account for such shareholder.

     18. Shares of certain Funds have been divided into separate classes. Please see the appropriate Prospectuses for a more complete description of the distinctions between the classes of shares.

     It is important to investors not only to choose Funds appropriate for their investment objectives, but also to choose the appropriate distribution arrangement, based on the amount invested and the expected duration of the investment. Decisions to purchase a specific class

                                      -C6-
should be made in light of the relevant facts and circumstances, including: the specific purchase order dollar amount; the length of time the investor expects to hold the shares; and any other relevant circumstances such as the availability of purchases under a letter of intent, combined purchases or cumulative discount privilege, as described in the Prospectus.

     Since there are instances when one pricing structure may be more appropriate than another, appropriate supervisory personnel within your organization must ensure that all employees receiving investor inquiries about the purchase of shares of the Funds advise the investor of the available pricing structures offered by the Funds and the impact of choosing one method over another, including breakpoints and the availability of letters of intent, combined purchases and cumulative discounts. In some instances, it may be appropriate for a supervisory person to discuss a purchase with the investor.

     19. Both of us agree on behalf of ourselves, our affiliates and employees that the terms of this agreement, information exchanged hereunder and information about our respective customers and potential customers is confidential and as such shall not be disclosed, sold or used in any way except to carry out the terms of this agreement. Notwithstanding the foregoing, such confidential information may be disclosed on a "need to know" basis as set forth in applicable privacy rules and regulations. The obligations regarding confidentiality hereunder shall not apply to any information which is (i) otherwise publicly available, (ii) already possessed by the entity to whom the information was disclosed prior to disclosure hereunder, (iii) independently developed by the entity, or (iv) disclosed pursuant to law, rule, regulation or court or administrative order. The provisions of this paragraph 19 shall survive termination of this agreement.

     20. From time to time, the Funds or we may implement policies, procedures or charges in an effort to avoid the potential adverse effects on the Funds of short-term trading by market timers. You agree to cooperate in good faith with us in the implementation of any such policies, procedures and/or charges. In this regard, you agree that we may reject or cancel any purchase or exchange order, particularly when there appears to be a pattern of market timing or other frequent purchases and sales.

     21. This agreement shall be in substitution of any prior selling group agreement between you and us regarding these shares. Unless otherwise agreed, this agreement shall not be applicable to the provision of services for Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Investors Municipal Cash Fund, Investors Cash Trust, Cash Account Trust and similar wholesale money market funds that we offer. The payment of related distribution and services fees for those funds shall be subject to separate distribution/services agreements.

                                      -C7-